UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08476

                           The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York  10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York  10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Annual Report — December 31, 2015

(Y)our Portfolio Management Team

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) total return of The Gabelli Multimedia Trust Inc. (the “Fund”) was (5.6)%, compared with a total return of (0.9)% for the Morgan Stanley Capital International (“MSCI”) World Index. The total return for the Fund’s publicly traded shares was (16.3)%. The Fund’s NAV per share was $8.36, while the price of the publicly traded shares closed at $7.50 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)				Since Inception
	1 Year	5 Year	10 Year	(11/15/94)
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	(5.57)%	11.37%	5.38%	8.45%
Investment Total Return (c)	(16.33)	11.20	6.05	8.33
Standard & Poor’s 500 Index	1.38	12.57	7.31	9.47	(d)
MSCI World Index	(0.87)	7.59	4.98	6.67	(d)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2015:

The Gabelli Multimedia Trust Inc.

Entertainment	15.4%
Cable	14.6%
Computer Software and Services	10.9%
Broadcasting	9.9%
U.S. Government Obligations	7.8%
Hotels and Gaming	5.7%
Telecommunications: National	5.1%
Wireless Communications	4.2%
Consumer Services	3.4%
Satellite	2.9%
Publishing	2.9%
Electronics	2.7%
Telecommunications: Long Distance	2.6%
Financial Services	2.3%

Business Services: Advertising	2.2%
Computer Hardware	1.6%
Equipment	1.4%
Telecommunications: Regional	1.4%
Business Services	1.0%
Retail	0.9%
Diversified Industrial	0.6%
Consumer Products	0.4%
Food and Beverage	0.1%
Telecommunications	0.0%*
Real Estate	0.0%*

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800- 422- 3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 92.2%
	DISTRIBUTION COMPANIES — 57.4%
	Broadcasting — 9.9%
10,000	Asahi Broadcasting Corp.	$42,567	$69,970
61,000	CBS Corp., Cl. A, Voting	1,078,949	3,179,320
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	35,729
16,000	Cogeco Inc.	317,869	592,614
2,000	Corus Entertainment Inc., OTC, Cl. B	5,257	15,780
13,000	Corus Entertainment Inc., Toronto, Cl. B	54,113	101,467
34,000	Discovery Communications Inc., Cl. A†	194,789	907,120
130,000	Discovery Communications Inc., Cl. C†	1,634,090	3,278,600
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	71,791
140,000	ITV plc	485,101	570,873
4,550	Lagardere SCA	100,163	136,030
11,500	Liberty Broadband Corp., Cl. A†	426,661	593,975
32,739	Liberty Broadband Corp., Cl. C†	658,003	1,697,844
43,000	Liberty Media Corp., Cl. A†	622,552	1,687,750
84,000	Liberty Media Corp., Cl. C†	948,109	3,198,720
4,000	M6 Metropole Television SA	35,208	68,857
20,936	Media General Inc.†	229,719	338,116
68,566	Media Prima Berhad	34,965	20,282
44,000	MSG Networks Inc., Cl. A†	180,507	915,200
36,000	Nippon Television Holdings Inc.	530,748	663,721
4,650	NRJ Group†	20,718	49,877
25,000	Pandora Media Inc.†	356,403	335,250
3,500	RTL Group SA	134,552	292,881
74,000	Salem Media Group Inc.	301,741	368,520
13,000	Sinclair Broadcast Group Inc., Cl. A	91,398	423,020
23,000	Societe Television Francaise 1	229,511	256,203
50,000	Starz, Cl. A†	579,864	1,675,000
17,000	TEGNA Inc.	411,552	433,840
45,000	Television Broadcasts Ltd.	166,753	185,515
75,000	Tokyo Broadcasting System Holdings Inc.	1,442,118	1,204,293
240,000	TV Azteca SA de CV	58,305	33,700
27,000	UTV Media plc	96,517	69,656

		11,555,062	23,471,514

	Business Services — 0.9%
3,686	Contax Participacoes SA	7,571	335
1,000	Convergys Corp.	17,738	24,890
6,000	Impellam Group plc	8,600	70,762
21,000	McGraw Hill Financial Inc.	1,277,849	2,070,180
3,500	Monster Worldwide Inc.†	42,168	20,055

Shares		Cost	Market Value

1,000	Qumu Corp.†	$5,717	$2,710

		1,359,643	2,188,932

	Cable — 14.6%
23,000	Altice NV, Cl. A†	261,256	331,189
4,000	Altice NV, Cl. B†	39,678	58,250
34,000	AMC Networks Inc., Cl. A†	2,055,303	2,539,120
3,000	Cable One Inc.	861,791	1,300,980
186,000	Cablevision Systems Corp., Cl. A	2,077,165	5,933,400
6,500	Charter Communications Inc., Cl. A†	1,138,812	1,190,150
35,500	Cogeco Cable Inc.	777,075	1,584,762
64,000	Comcast Corp., Cl. A	2,537,699	3,611,520
30,000	Liberty Global plc, Cl. A†	444,344	1,270,800
136,000	Liberty Global plc, Cl. C†	3,579,719	5,544,720
1,500	Liberty Global plc LiLAC, Cl. A†	18,514	62,055
7,000	Liberty Global plc LiLAC, Cl. C†	190,063	301,000
120,690	Rogers Communications Inc., New York, Cl. B	1,558,971	4,158,977
19,310	Rogers Communications Inc., Toronto, Cl. B	148,207	665,949
24,000	Scripps Networks Interactive Inc., Cl. A	1,196,718	1,325,040
11,000	Shaw Communications Inc., New York, Cl. B	140,748	189,090
78,000	Shaw Communications Inc., Toronto, Cl. B	105,571	1,341,620
5,800	Sky plc, ADR	181,535	382,104
16,500	Time Warner Cable Inc.	2,492,951	3,062,235

		19,806,120	34,852,961

	Consumer Services — 3.4%
4,000	Bowlin Travel Centers Inc.†	3,022	6,100
3,000	Expedia Inc.	295,367	372,900
13,000	H&R Block Inc.	283,043	433,030
18,000	IAC/InterActiveCorp.	643,679	1,080,900
105,000	Liberty Interactive Corp. QVC Group, Cl. A†	1,056,632	2,868,600
17,000	Liberty TripAdvisor Holdings Inc., Cl. A†	164,135	515,780
41,814	Liberty Ventures, Cl. A†	578,351	1,886,230
13,000	The ADT Corp.	459,914	428,740
45,000	TiVo Inc.†	550,602	388,350

		4,034,745	7,980,630

	Diversified Industrial — 0.6%
16,000	Bouygues SA	449,280	635,448
3,000	Fortune Brands Home & Security Inc.	125,326	166,500
22,000	Jardine Strategic Holdings Ltd.	566,270	601,260
3,000	Malaysian Resources Corp. Berhad	3,735	894

		1,144,611	1,404,102

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Electronics — 0.3%
19,000	Dolby Laboratories Inc., Cl. A	$756,097	$639,350
5,000	IDI Inc.†	111,123	36,700

		867,220	676,050

	Entertainment — 6.8%
24,000	Gogo Inc.†	419,304	427,200
259,500	Grupo Televisa SAB, ADR	5,324,252	7,060,995
24,000	Naspers Ltd., Cl. N	1,058,100	3,290,010
1,000	Netflix Inc.†	91,547	114,380
4,000	Reading International Inc., Cl. A†	32,434	52,440
5,300	Reading International Inc., Cl. B†	38,458	72,716
5,000	Regal Entertainment Group, Cl. A	57,394	94,350
88,000	Sky plc	1,207,468	1,442,602
17,000	Take-Two Interactive Software Inc.†	201,547	592,280
18,666	The Madison Square Garden Co, Cl. A†	707,096	3,020,159

		9,137,600	16,167,132

	Equipment — 1.4%
12,500	American Tower Corp.	1,146,057	1,211,875
3,600	Amphenol Corp., Cl. A	7,014	188,028
87,000	Corning Inc.	961,952	1,590,360
2,000	Furukawa Electric Co. Ltd.	7,419	4,276
8,000	QUALCOMM Inc.	206,384	399,880

		2,328,826	3,394,419

	Financial Services — 2.3%
15,000	BCB Holdings Ltd.†	33,725	1,880
36,500	Kinnevik Investment AB, Cl. A	688,270	1,139,348
44,000	Kinnevik Investment AB, Cl. B	1,445,135	1,365,642
6,000	LendingTree Inc.†	54,069	535,680
65,000	PayPal Holdings Inc.†	1,883,714	2,353,000
15,000	Waterloo Investment Holdings Ltd.†	2,153	600

		4,107,066	5,396,150

	Food and Beverage — 0.1%
2,994	Pernod Ricard SA	190,567	342,294

	Retail — 0.9%
200	Amazon.com Inc.†	35,729	135,178
34,000	Best Buy Co. Inc.	715,251	1,035,300
5,000	FTD Companies Inc.†	149,685	130,850
12,000	HSN Inc.	320,240	608,040
7,000	Outerwall Inc.	375,163	255,780

		1,596,068	2,165,148

	Satellite — 2.9%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	1,255

Shares		Cost	Market Value

60,000	DigitalGlobe Inc.†	$1,146,076	$939,600
60,000	DISH Network Corp., Cl. A†	2,531,201	3,430,800
31,000	EchoStar Corp., Cl. A†	763,773	1,212,410
30,000	Iridium Communications Inc.†	225,784	252,300
16,400	Loral Space & Communications Inc.†	715,914	667,644
250,000	PT Indosat Tbk†	52,779	99,746
3,000	SKY Perfect JSAT Holdings Inc.	15,472	17,072
2,000	ViaSat Inc.†	107,936	122,020
20,000	Videocon d2h Ltd., ADR†	219,931	177,600

		5,780,421	6,920,447

	Telecommunications: Long Distance — 2.6%
130,000	AT&T Inc.	4,290,664	4,473,300
2,020	BCE Inc., New York	87,553	78,012
1,074	BCE Inc., Toronto	46,622	41,495
22,000	Philippine Long Distance Telephone Co., ADR	370,294	940,500
200,000	Sprint Corp.†	1,163,277	724,000

		5,958,410	6,257,307

	Telecommunications: National — 5.1%
5,000	China Telecom Corp. Ltd., ADR	126,250	232,250
5,000	China Unicom Hong Kong Ltd., ADR	38,450	60,300
14,000	Communications Sales & Leasing Inc.†	383,257	261,660
61,000	Deutsche Telekom AG, ADR	789,100	1,090,680
16,000	Elisa Oyj	155,779	604,932
3,605	Hellenic Telecommunications Organization SA	41,551	36,200
10,000	Inmarsat plc	117,984	167,617
36,600	Level 3 Communications Inc.†	1,263,234	1,989,576
1,000	Magyar Telekom Telecommunications plc, ADR†	9,280	6,940
10,000	Nippon Telegraph & Telephone Corp.	230,089	402,346
5,000	Oi SA, ADR†	17,766	2,317
1,000	Oi SA, ADR†	3,744	610
4,000	Orange SA, ADR	65,705	66,520
3,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	133,200
6,000	Rostelecom PJSC, ADR	41,408	44,322
28,000	Swisscom AG, ADR	704,878	1,400,840
6,000	Telecom Argentina SA, ADR	5,820	96,420
385,000	Telecom Italia SpA†	1,016,574	491,621
50,000	Telecom Italia SpA	44,963	51,675
17,500	Telefonica Brasil SA, ADR	283,641	158,025
118,026	Telefonica SA, ADR	1,183,507	1,305,368
145,000	Telekom Austria AG	1,030,094	794,674
55,000	Telesites SAB†	41,755	35,870
15,172	TeliaSonera AB	42,639	75,829
2,400	Telstra Corp. Ltd., ADR	30,324	48,768

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
48,000	Verizon Communications Inc.	$1,748,920	$2,218,560
82,000	VimpelCom Ltd., ADR	104,722	268,960

		9,533,774	12,046,080

	Telecommunications: Regional — 1.4%
85,000	Cincinnati Bell Inc.†	287,404	306,000
78,000	Telephone & Data Systems Inc.	3,256,718	2,019,420
8,000	TELUS Corp., New York	100,703	221,200
32,000	TELUS Corp., Toronto	298,834	884,816

		3,943,659	3,431,436

	Wireless Communications — 4.2%
55,000	America Movil SAB de CV, Cl. L, ADR	367,164	773,300
400,000	Cable & Wireless Communications plc	320,106	438,135
19,000	Global Telecom Holding SAE, GDR†	75,678	24,700
30,000	HC2 Holdings Inc.†	89,573	158,700
240,000	Jasmine International plc	5,040	21,609
26,500	Millicom International Cellular SA, SDR	2,229,900	1,527,255
90,000	NTT DoCoMo Inc.	1,400,085	1,859,978
19,000	Orascom Telecom Media and Technology Holding SAE, GDR†	29,430	13,110
25,000	ORBCOMM Inc.†	120,987	181,000
34,000	SK Telecom Co. Ltd., ADR	761,600	685,100
4,203	Tim Participacoes SA, ADR	108,533	35,641
52,000	T-Mobile US Inc.†	1,487,819	2,034,240
8,000	Turkcell Iletisim Hizmetleri A/S, ADR	118,357	67,920
29,000	United States Cellular Corp.†	1,069,619	1,183,490
30,000	Vodafone Group plc, ADR	1,213,692	967,800

		9,397,583	9,971,978

	TOTAL DISTRIBUTION COMPANIES	90,741,375	136,666,580

	COPYRIGHT/CREATIVITY COMPANIES — 34.8%
	Business Services — 0.1%
5,000	Scientific Games Corp., Cl. A†	61,975	44,850
25,000	YuMe Inc.†	122,212	87,750

		184,187	132,600

	Business Services: Advertising — 2.2%
168,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,253,045	939,120
15,000	Harte-Hanks Inc.	110,333	48,600
6,000	Havas SA	28,900	50,580
9,357	JC Decaux SA	216,503	358,958
8,000	Lamar Advertising Co., Cl. A	290,387	479,840

Shares		Cost	Market Value

1,500	Publicis Groupe SA	$10,478	$100,058
8,000	Ströeer SE	181,031	503,385
115,000	The Interpublic Group of Companies Inc.	1,540,856	2,677,200
15,000	Tremor Video Inc.†	35,559	30,900

		3,667,092	5,188,641

	Computer Hardware — 1.6%
37,000	Apple Inc.	3,641,994	3,894,620

	Computer Software and Services — 10.9%
58,000	Activision Blizzard Inc.	1,819,051	2,245,180
4,500	Alphabet Inc., Cl. A†	2,997,696	3,501,045
2,404	Alphabet Inc., Cl. C†	1,772,811	1,824,348
54,000	Blucora Inc.†	825,599	529,200
60,000	EarthLink Holdings Corp.	271,755	445,800
78,000	eBay Inc.†	1,504,775	2,143,440
23,500	Electronic Arts Inc.†	322,026	1,614,920
51,000	Facebook Inc., Cl. A†	2,962,261	5,337,660
8,000	GrubHub Inc.†	199,308	193,600
16,000	Guidance Software Inc.†	134,845	96,320
70,000	Internap Corp.†	421,888	448,000
10,000	InterXion Holding NV†	135,436	301,500
12,000	Microsoft Corp.	339,027	665,760
7,000	QTS Realty Trust Inc., Cl. A	147,356	315,770
25,000	RealD Inc.†	209,398	263,750
6,000	SoftBank Corp.	351,493	306,452
5,000	Twitter Inc.†	137,854	115,700
170,000	Yahoo! Inc.†	5,340,772	5,654,200

		19,893,351	26,002,645

	Consumer Products — 0.4%
2,200	Nintendo Co. Ltd.	269,057	306,677
35,000	Nintendo Co. Ltd., ADR	622,100	603,925

		891,157	910,602

	Consumer Services — 0.0%
5,000	XO Group Inc.†	49,981	80,300

	Electronics — 2.4%
2,000	IMAX Corp.†	10,333	71,080
6,500	Intel Corp.	143,744	223,925
3,440	Koninklijke Philips NV	36,704	87,548
219,000	Sony Corp., ADR	4,306,850	5,389,590

		4,497,631	5,772,143

	Entertainment — 8.6%
35,000	Ascent Capital Group Inc., Cl. A†	1,310,631	585,200
22,000	Crown Media Holdings Inc., Cl. A†	81,273	123,420
12,000	DreamWorks Animation SKG Inc., Cl. A†	280,727	309,240
50,000	Entravision Communications Corp., Cl. A	252,919	385,500
79,200	GMM Grammy Public Co. Ltd.†	52,488	19,588

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Entertainment (Continued)
25,000	Live Nation Entertainment Inc.†	$239,539	$614,250
18,500	Rentrak Corp.†	902,601	879,305
17,000	STV Group plc	13,537	129,067
11,000	The Walt Disney Co.	931,180	1,155,880
51,000	Time Warner Inc.	2,870,456	3,298,170
116,000	Twenty-First Century Fox Inc., Cl. A	1,236,225	3,150,560
77,000	Twenty-First Century Fox Inc., Cl. B	1,988,820	2,096,710
70,000	Universal Entertainment Corp.	1,814,070	1,287,075
55,500	Viacom Inc., Cl. A	1,622,706	2,441,445
170,000	Vivendi SA	3,816,503	3,669,105
14,000	World Wrestling Entertainment Inc., Cl. A	155,848	249,760

		17,569,523	20,394,275

	Hotels and Gaming — 5.7%
145,000	Boyd Gaming Corp.†	996,647	2,881,150
900	Churchill Downs Inc.	78,708	127,341
7,000	Gaming and Leisure Properties Inc.	179,225	194,600
10,000	Golden Entertainment Inc.†	90,780	102,300
4,200	Greek Organization of Football Prognostics SA	45,444	36,971
32,000	International Game Technology plc	598,541	517,760
15,000	Interval Leisure Group Inc.	290,087	234,150
200,000	Ladbrokes plc	827,914	352,926
38,000	Las Vegas Sands Corp.	1,445,428	1,665,920
156,250	Mandarin Oriental International Ltd.	249,278	242,187
33,000	Melco Crown Entertainment Ltd., ADR	223,343	554,400
22,000	MGM China Holdings Ltd.	43,826	27,535
5,000	Penn National Gaming Inc.†	32,159	80,100
84,000	Ryman Hospitality Properties Inc.	1,947,518	4,337,760
5,100	Starwood Hotels & Resorts Worldwide Inc.	103,481	353,328
26,000	Wynn Resorts Ltd.	1,259,973	1,798,940

		8,412,352	13,507,368

	Publishing — 2.9%
15,000	AH Belo Corp., Cl. A	67,792	75,000
20,000	Arnoldo Mondadori Editore SpA†	63,826	22,583
8,500	Gannett Co Inc.	93,294	138,465
2,400	Graham Holdings Co., Cl. B	1,096,382	1,163,928
30,000	Il Sole 24 Ore SpA†	35,186	21,029
800	John Wiley & Sons Inc., Cl. B	5,693	36,168
30,875	Journal Media Group Inc.	269,710	371,117
11,500	Meredith Corp.	368,865	497,375

Shares		Cost	Market Value

5,263	Nation International Edutainment Public Co. Ltd.	$265	$336
1,000,000	Nation Multimedia Group Public Co. Ltd.	53,346	39,739
30,000	News Corp., Cl. A	144,805	400,800
60,000	News Corp., Cl. B	856,107	837,600
8,000	Nielsen Holdings plc	217,703	372,800
974,000	Post Publishing Public Co. Ltd.†	47,100	179,994
1,000	Scholastic Corp.	16,500	38,560
247,000	Singapore Press Holdings Ltd.	725,198	686,353
600	Spir Communication†	13,551	6,384
11,000	Telegraaf Media Groep NV†	173,304	44,829
65,996	The E.W. Scripps Co., Cl. A	1,263,398	1,253,924
1,000	Time Inc.	10,073	15,670
11,000	Tribune Media Co., Cl. A	609,108	371,910
16,363	UBM plc	89,300	127,005
3,000	Wolters Kluwer NV	67,969	100,954

		6,288,475	6,802,523

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	65,095,743	82,685,717

	TOTAL COMMON STOCKS	155,837,118	219,352,297

	RIGHTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Wireless Communications — 0.0%
25,000	Leap Wireless International Inc., CVR, expire 03/14/16†	57,591	63,000

	WARRANTS — 0.0%
	DISTRIBUTION COMPANIES — 0.0%
	Real Estate — 0.0%
1,000	Malaysian Resources Corp. Bhd, expire 09/16/18†	0	38
	Telecommunications — 0.0%
117,647	Jasmine International plc, expire 07/05/20†	0	1,733

	TOTAL WARRANTS	0	1,771

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 7.8%
$18,655,000	U.S. Treasury Bills, 0.010% to 0.536%††, 01/07/16 to 06/30/16	18,636,077	18,636,570

TOTAL INVESTMENTS — 100.0%		$174,530,786	238,053,638

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — December 31, 2015

Market Value

Other Assets and Liabilities (Net)	$(4,201)

PREFERRED STOCK (791,614 preferred shares outstanding)	(34,775,350)

NET ASSETS — COMMON STOCK (24,308,212 common shares outstanding)	$203,274,087

NET ASSET VALUE PER COMMON SHARE ($203,274,087 ÷ 24,308,212 shares outstanding)	$8.36

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value

North America	75.1%	$178,741,728

Europe	12.7	30,332,358

Japan	5.1	12,151,104

Latin America	4.2	9,967,082

Asia/Pacific	1.5	3,533,546

South Africa	1.4	3,290,010

Africa/Middle East	0.0	37,810

Total Investments	100.0%	$238,053,638

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $174,530,786)	$238,053,638
Cash	13,908
Receivable for investments sold	5,528,503
Deferred offering expense	70,363
Dividends receivable	216,394
Prepaid expenses	4,040

Total Assets	243,886,846

Liabilities:
Deferred tax liabilities (a)	21,520
Distributions payable	13,651
Payable for investments purchased	5,310,789
Payable for investment advisory fees	174,354
Payable for payroll expenses	40,500
Payable for accounting fees	7,500
Payable for auction agent fees	131,040
Other accrued expenses	138,055

Total Liabilities	5,837,409

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 600 shares issued and outstanding)	15,000,000

Total Preferred Stock	34,775,350

Net Assets Attributable to Common Shareholders	$203,274,087

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$144,179,100
Distributions in excess of net investment income	(287,699)
Distributions in excess of net realized gain on investments and foreign currency transactions	(4,118,117)
Net unrealized appreciation on investments (b)	63,501,332
Net unrealized depreciation on foreign currency translations	(529)

Net Assets	$203,274,087

Net Asset Value per Common Share:
($203,274,087 ÷ 24,308,212 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$8.36

(a)	Includes net change of $11,630 in deferred Thailand capital gains tax on unrealized appreciation during the year ended December 31, 2015.

(b)	Includes net unrealized depreciation of $21,520 in deferred Thailand capital gains tax during the year ended December 31, 2015.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $242,004)	$3,714,243
Interest	23,978

Total Investment Income	3,738,221

Expenses:
Investment advisory fees	2,645,284
Shareholder communications expenses	146,492
Payroll expenses	112,343
Shareholder services fees	76,557
Directors’ fees	70,469
Audit and legal fees	69,549
Custodian fees	54,372
Accounting fees	45,000
Interest expense	1,242
Miscellaneous expenses	106,851

Total Expenses	3,328,159

Less:
Advisory fee reduction (See Note 3)	(347,754)
Expenses paid indirectly by broker (See Note 3)	(3,646)

Total Reductions	(351,400)

Net Expenses	2,976,759

Net Investment Income	761,462

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	23,076,191
Net realized loss on foreign currency transactions	(37,271)

Net realized gain on investments and foreign currency transactions	23,038,920

Net change in unrealized appreciation/depreciation:
on investments (a)	(34,968,736)
on foreign currency translations	(202)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(34,968,938)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(11,930,018)

Net Decrease in Net Assets Resulting from Operations	(11,168,556)

Total Distributions to Preferred Shareholders	(1,205,374)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(12,373,930)

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$ 761,462	$ 277,634
Net realized gain on investments and foreign currency transactions	23,038,920	20,586,507
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(34,968,938)	(11,522,817)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(11,168,556)	9,341,324
Distributions to Preferred Shareholders:
Net investment income	(49,351)	(27,518)
Net realized gain	(1,156,023)	(1,177,570)
Total Distributions to Preferred Shareholders	(1,205,374)	(1,205,088)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(12,373,930)	8,136,236

Distributions to Common Shareholders:
Net investment income	(917,929)	(448,107)
Net realized gain	(21,502,031)	(19,175,979)
Return of capital	(429,761)	(3,136,472)
Total Distributions to Common Shareholders	(22,849,721)	(22,760,558)

Fund Share Transactions:
Increase in net assets from common shares issued in rights offering	—	54,500,940
Net increase in net assets from common shares issued upon reinvestment of distributions	—	1,250,010
Offering costs for common shares charged to paid-in capital	(34,732)	(218,287)
Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(34,732)	55,532,663
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(35,258,383)	40,908,341

Net Assets Attributable to Common Shareholders:
Beginning of year	238,532,470	197,624,129
End of year (including undistributed net investment income of $0 and $0, respectively)	$203,274,087	$238,532,470

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2015		2014		2013	2012		2011
Operating Performance:
Net asset value, beginning of year	$9.81		$10.90		$8.22	$7.48		$9.17

Net investment income	0.03		0.05		0.06	0.13		0.04
Net realized and unrealized gain/(loss) on investments and foreign currency transactions		(0.49)	0.42		3.61	1.48		0.00 (a)

Total from investment operations		(0.46)	0.47		3.67	1.61		0.04

Distributions to Preferred Shareholders: (b)
Net investment income	(0.00	)(a)	(0.00	)(a)	(0.01)	(0.03)		—
Net realized gain		(0.05)	(0.06)		(0.06)	(0.04)		(0.07)

Total distributions to preferred shareholders		(0.05)	(0.06)		(0.07)	(0.07)		(0.07)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations		(0.51)	0.41		3.60	1.54		(0.03)

Distributions to Common Shareholders:
Net investment income		(0.03)	(0.02)		(0.05)	(0.07)		—
Net realized gain		(0.89)	(0.88)		(0.87)	(0.08)		(0.24)
Return of capital		(0.02)	(0.15)		—	(0.65)		(0.63)

Total distributions to common shareholders		(0.94)	(1.05)		(0.92)	(0.80)		(0.87)

Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	—		(0.44)		—	—		(0.76)
Increase in net asset value from repurchase of common shares	—		—		—	0.00	(a)	0.00 (a)
Increase in net asset value from common shares issued upon reinvestment of distributions	—		0.00	(a)	0.00 (a)	—		—
Offering expenses charged to paid-in capital	(0.00	)(a)	(0.01)		—	(0.00	)(a)	(0.03)

Total Fund share transactions	(0.00	)(a)	(0.45)		0.00 (a)	0.00	(a)	(0.79)

Net Asset Value Attributable to Common Shareholders, End of Year	$8.36		$9.81		$10.90	$8.22		$7.48

NAV total return †		(5.57)%	4.17%		45.77%	22.29%		(0.13)%

Market value, end of year	$7.50		$10.01		$12.40	$7.85		$6.24

Investment total return ††		(16.33)%	(6.63)%		73.37%	40.00%		(10.35)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$238,049		$273,307		$232,399	$182,899		$169,977
Net assets attributable to common shares, end of year (in 000’s)	$203,274		$238,532		$197,624	$148,124		$135,202
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions		0.33%	0.13%		0.60%	1.68%		(0.11)%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	For the Year Ended December 31,
	2015		2014	2013	2012		2011
Ratios to Average Net Assets and Supplemental Data (Continued):
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction	1.45	%(c)	1.59%	1.55%	1.84	%(d)	2.59%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.30	%(c)	1.50%	1.55%	1.84	%(d)	2.34%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	1.26	%(c)	1.37%	1.29%	1.48	%(e)	2.08%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.13	%(c)	1.29%	1.29%	1.48	%(e)	1.88%
Portfolio turnover rate	14.0%		16.0%	12.7%	7.9%		14.4%
Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$19,775		$19,775	$19,775	$19,775		$19,775
Total shares outstanding (in 000’s)	791		791	791	791		791
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00		$25.00
Average market value (f)	$25.80		$25.41	$25.45	$25.73		$25.38
Asset coverage per share(g)	$171.13		$196.48	$167.07	$131.49		$122.20
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of year (in 000’s)	$15,000		$15,000	$15,000	$15,000		$15,000
Total shares outstanding (in 000’s)	1		1	1	1		1
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000		$25,000
Liquidation value (h)	$25,000		$25,000	$25,000	$25,000		$25,000
Asset coverage per share(g)	$171,134		$196,481	$167,072	$131,486		$122,197
Asset Coverage (i)	685%		786%	668%	526%		489%

†

For the years ended 2015, 2014, and 2013 based on net asset value per share, adjusted for reinvestment of distributions of net asset value on the ex-dividend date. The years ended 2012 and 2011, were based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to 2014 and 2011 rights offerings, assuming full subscription by shareholders.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to 2014 and 2011 rights offerings, assuming full subscription by shareholders.

(a)	Amount represents less than $0.005 per share.
(b)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.
(d)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.47%.

(e)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.18%.

(f)	Based on weekly prices.
(g)	Asset coverage per share is calculated by combining all series of preferred shares.
(h)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(i)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Broadcasting	$ 23,399,723	—	$71,791	$23,471,514
Consumer Services	7,974,530	$6,100	—	7,980,630
Financial Services	5,393,670	1,880	600	5,396,150
Wireless Communications	9,950,369	—	21,609	9,971,978
Other Industries (a)	89,846,308	—	—	89,846,308
Copyright/Creativity Companies
Publishing	6,546,622	255,901	—	6,802,523
Other Industries (a)	75,883,194	—	—	75,883,194
Total Common Stocks	218,994,416	263,881	94,000	219,352,297
Rights (a)	—	—	63,000	63,000
Warrants (a)	1,771	—	—	1,771
U.S. Government Obligations	—	18,636,570	—	18,636,570
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$218,996,187	$18,900,451	$157,000	$238,053,638

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/14	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/15	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/15†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Broadcasting	—	—	—	$(25,933)	—	—	$97,724	—	$71,791	$(25,933)
Financial Services	$935	—	—	(335)	—	—	—	—	600	(335)
Wireless Communications	—			16,569	5,040				21,609	16,569
Total Common Stocks	935	—	—	(9,699)	5,040	—	97,724	—	94,000	(9,699)
Rights
Distribution Companies
Wireless Communications	63,185	—	2,261	(185)	—	(2,261)	—	—	63,000	—
Total Rights	63,185	—	2,261	(185)	—	(2,261)	—	—	63,000	—
TOTAL INVESTMENTS IN SECURITIES	$64,120	—	$2,261	$(9,884)	$5,040	$(2,261)	$97,724	—	$157,000	$(9,699)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2015:

Description	Balance at 12/31/15	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$ 94,000	Last available closing Price/Spin-off	Discount Range	0%
Rights (a)	63,000	Merger/Acquisition Price	Discount Range	0%
Total	157,000

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund did not have any restricted securities as of December 31, 2015.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to increase distributions in excess of net investment income by $36,689 and to decrease distributions in excess of net realized gain on investments and foreign currency transactions by $37,346, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”) and Series C Preferred (“Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to payout all of its net realized long term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$1,647,419	$88,571	$471,340	$28,945
Long term capital gains	20,772,541	1,116,803	19,152,746	1,176,143
Return of capital	429,761	—	3,136,472	—

Total distributions paid	$22,849,721	$1,205,374	$22,760,558	$1,205,088

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$59,108,638
Other temporary differences*	(13,651)

Total	$59,094,987

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on qualified five year tax gain.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$178,922,951	$76,419,096	$(17,288,409)	$59,130,687

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the year. For the year ended December 31, 2015, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rates of the Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Stock assets were reduced by $347,754.

During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $4,484 to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,646.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2015 the Fund paid or accrued $112,343 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $33,491,732 and $43,623,712, respectively.

5. Capital. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time)

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

from the NAV of the shares. During the year ended December 31, 2015, the Fund did not repurchase any common stock in the open market.

Transactions in common stock were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Increase in net assets from common shares issued in rights offering	—	$—	6,055,660	$54,500,940
Net increase in net assets from common shares issued upon reinvestment of distributions	—	—	125,224	1,250,010
Net increase	—	$—	6,180,884	$55,750,950

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B and Series C Preferred at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration authorizing the offering of an additional $400 million of common or preferred shares was declared effective by the SEC on May 28, 2014.

On June 17, 2014, the Fund distributed one transferable right for each of the 18,166,980 common shares outstanding on that date. Three rights were required to purchase one additional common share at the subscription price of $9.00 per share. On July 25, 2014, the Fund issued 6,055,660 common shares receiving net proceeds of $54,282,653, after the deduction of offering expenses of $218,287. The NAV per share of the Fund was reduced by approximately $0.44 per share on the day the additional shares were issued. The additional shares were issued below NAV.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. Existing Series C shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Continued)

The Fund may redeem at anytime, in whole or in part, the Series B and Series C Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series B Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the years ended December 31, 2015 and 2014, the Fund did not repurchase or redeem any shares of Series B and Series C Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/2015	Net Proceeds	2015 Dividend Rate Range	Dividend Rate at 12/31/2015	Accrued Dividends at 12/31/2015
B 6.000%	March 31, 2003	1,000,000	791,014	$24,009,966	Fixed Rate	6.000%	$13,184
C Auction Rate	March 31, 2003	1,000	600	$24,547,465	0.123% to 0.560%	0.560%	$ 467

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Multimedia Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets attributable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Multimedia Trust Inc. (hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2016

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[5]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 73	Since 1994*	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Christopher J. Marangi Associate Portfolio Manager Age: 41	Since 2013*	1	Associate Portfolio Manager or Portfolio Manager of open-end and closed-end funds in the Gabelli/ GAMCO Fund Complex (since 2006); Managing Director of GAMCO Investors, Inc.	—
INDEPENDENT DIRECTORS[6]:

Anthony J. Colavita[4] Director Age: 80	Since 2001*	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[4] Director Age: 77	Since 1994***	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf Jr. Director Age: 76	Since 1999**	9	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995- 2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Kuni Nakamura Director Age: 47	Since 2012***	16	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 90	Since 1994***	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder, MD Director Age: 75	Since 1999**	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Salvatore J. Zizza Director Age: 70	Since 1994**	30	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Multimedia Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Vice President and Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

Carter W. Austin Vice President and Ombudsman Age: 49	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

Laurissa M. Martire Vice President and Ombudsman Age: 39	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	- Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	- Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	- Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	Represents holders of the Fund’s Preferred Stock.
[5]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[6]	Directors who are not interested persons are considered “Independent” Directors.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2015

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share	Ordinary Investment Income	Long Term Capital Gains	Return of Capital	Dividend Reinvestment Price
Common Stock
	03/24/15	03/17/15	$0.22000	$0.01467	$0.19987	$0.00546	$9.34710
	06/23/15	06/16/15	0.22000	0.01467	0.19987	0.00546	9.34560
	09/23/15	09/16/15	0.22000	0.01467	0.19987	0.00546	7.94500
	12/18/15	12/11/15	0.28000	0.01867	0.25438	0.00695	7.51580

			$0.94000	$0.06268	$0.85399	$0.02333
6.000% Series B Cumulative Preferred Stock
	03/26/15	03/19/15	$0.37500	$0.02564	$0.34936
	06/26/15	06/19/15	0.37500	0.02564	0.34936
	09/28/15	09/21/15	0.37500	0.02564	0.34936
	12/28/15	12/18/15	0.37500	0.02564	0.34936

			$1.50000	$0.10256	$1.39742

Series C Auction Rate Cumulative Preferred Stock

Auction Rate Preferred Stock pay dividends weekly based on the maximum rate.

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in your 2015 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2015 were $21,889,343 or the maximum allowable.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to 6.000% Series B Cumulative Preferred shareholders a total of $1.50 per share in 2015. The Fund paid weekly distributions to Series C Auction Rate Cumulative Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $0.10256 per share in 2015. For the year ended December 31, 2015, 100% of the ordinary dividend qualified for the dividends received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, 0.92% of the ordinary income distribution was qualified interest income, and 35.39% of the ordinary distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2015 derived from U.S. Treasury securities was 0.25%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. The percentage of U.S. Government securities held as of December 31, 2015 was 7.83%.

THE GABELLI MULTIMEDIA TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2015

Historical Distribution Summary

	Investment Income(a)	Short Term Capital Gains(a)	Long Term Capital Gains	Non-Taxable Return of Capital	Total Distributions(b)	Adjustment to Cost Basis(c)
Common Shares
2015	$ 0.03269	$ 0.02999	$ 0.85399	$ 0.02333	$ 0.94000	$ 0.02333
2014(d)	0.01978	0.00107	0.88350	0.14565	1.05000	0.14565
2013	0.05193	0.10631	0.76176	—	0.92000	—
2012	0.07460	0.07484	—	0.65056	0.80000	0.65056
2011(e)	—	0.24320	—	0.62680	0.87000	0.62680
2010	—	0.05670	—	0.54330	0.60000	0.54330
2009	—	—	—	—	—	—
2008	—	—	—	0.57000	0.57000	0.57000
2007	0.07790	0.26410	0.40800	—	0.75000	—
2006	0.23073	0.01224	0.38703	—	0.63000	—
6.000% Series B Cumulative Preferred Stock
2015	$ 0.05350	$ 0.04908	$ 1.39742	—	$ 1.50000	—
2014	0.03280	0.00160	1.46560	—	1.50000	—
2013	0.08480	0.17320	1.24200	—	1.50000	—
2012	0.74880	0.75120	—	—	1.50000	—
2011	—	1.50000	—	—	1.50000	—
2010	—	1.50000	—	—	1.50000	—
2009	0.40680	—	—	$ 1.09320	1.50000	$ 1.09320
2008	1.24360	—	—	0.25640	1.50000	0.25640
2007	0.15560	0.52840	0.81600	—	1.50000	—
2006	0.54940	0.02930	0.91230	—	1.50000	—
Series C Auction Rate Cumulative Preferred Stock
2015	—	—	—	—	—	—
2014	$ 0.68296	$ 0.03701	$ 30.51003	—	$ 31.23000	—
2013	1.74961	3.58224	25.66814	—	30.99999	—
2012	18.59116	18.65884	—	—	37.25000	—
2011	—	37.21000	—	—	37.21000	—
2010	—	66.47000	—	—	66.47000	—
2009	19.14269	—	—	$ 51.45731	70.60000	$ 51.45731
2008	628.35200	—	—	129.44800	757.80000	129.44800
2007	140.12030	475.50103	734.35867	—	1,349.98000	—
2006	447.80000	23.74500	751.09500	—	1,222.64000	—

(a)	Taxable as ordinary income.
(b)	Total amounts may differ due to rounding.
(c)	Decrease in cost basis.
(d)	On June 17, 2014, the Fund also distributed Rights equivalent to $0.23 per common share based upon full subscription of all issued shares.
(e)	On March 29, 2011, the Fund also distributed Rights equivalent to $0.76 per common share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Lawrence J. Haverty, Jr., CFA, joined GAMCO Investors, Inc. in 2005 and currently is a portfolio manager of Gabelli Funds, LLC and the Fund. Mr. Haverty was previously a managing director for consumer discretionary research at State Street Research, the Boston based subsidiary of Metropolitan Life Insurance Company. He holds a BS from the Wharton School and a MA from the Graduate School of Arts and Sciences at the University of Pennsylvania where he was a Ford Foundation Fellow.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e info@gabelli.com

   GABELLI.COM

DIRECTORS	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman &	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango
Chairman and	Secretary & Vice President
Chief Executive Officer Associated Capital Group Inc.	Agnes Mullady Treasurer

Anthony J. Colavita	Richard J. Walz
President,	Chief Compliance Officer
Anthony J. Colavita, P.C.
Carter W. Austin
James P. Conn	Vice President & Ombudsman
Former Managing Director &
Chief Investment Officer,	Laurissa M. Martire
Financial Security Assurance	Vice President & Ombudsman
Holdings Ltd.
INVESTMENT ADVISER
Frank J. Fahrenkopf, Jr.
Former President &	Gabelli Funds, LLC
Chief Executive Officer,	One Corporate Center
American Gaming Association	Rye, New York 10580-1422

CUSTODIAN
Christopher J. Marangi
Managing Director,	State Street Bank and Trust
GAMCO Investors, Inc.	Company

Kuni Nakamura	COUNSEL
President,
Advanced Polymer, Inc.	Paul Hastings LLP

Anthony R. Pustorino	TRANSFER AGENT AND
Certified Public Accountant,	REGISTRAR
Professor Emeritus,	Computershare Trust Company, N.A.
Pace University

Werner J. Roeder, MD
Former Medical Director,
Lawrence Hospital

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

GGT Q4/2015

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $41,834 for 2014 and $43,089 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,500 for 2014 and $0 for 2015. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,880 for 2014 and $3,996 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony R. Pustorino, Werner J. Roeder, Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

 Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised – January 15, 2015

INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the

Revised – January 15, 2015

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committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

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III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Revised – January 15, 2015

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The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.  Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.  Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4.  VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.  If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

Revised – January 15, 2015

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•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6.  In the case of a proxy contest, records are maintained for each opposing entity.

7.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)  The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised – January 15, 2015

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Revised – January 15, 2015

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Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

Revised – January 15, 2015

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•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised – January 15, 2015

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Lawrence J. Haverty, Jr., CFA, has served as associate portfolio manager of The Gabelli Multimedia Trust, Inc. since 2005. Prior to 2005, Mr. Haverty was a managing director for consumer discretionary research at State Street Research, the Boston-based subsidiary of Metropolitan Life Insurance Company.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2015. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	24	21.2B	5	4.2B
	Other Pooled Investment Vehicles:	29	900.5M	18	795.6M
	Other Accounts:	1,634	15.1B	20	1.7B

2. Lawrence J. Haverty, Jr.	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	4	4.1M	0	0

3. Christopher J. Marangi	Registered Investment Companies:	6	5.7B	2	2.3B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	350	1.2B	2	18.3M

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.  Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.  If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS.  Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES.  At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Lawrence J. Haverty, Jr., and Christopher J. Marangi each owned over $1,000,000, $100,001- $500,000 and $0 - $10,000, respectively, of shares of the Trust as of December 31, 2015.

(b) Not	applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	Common – N/A	Common – N/A	Common – N/A	Common – 24,308,212
07/01/15
through 07/31/15	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 791,014
Month #2	Common – N/A	Common – N/A	Common – N/A	Common – 24,308,212
08/01/15
through	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 791,014
08/31/15
Month #3	Common – N/A	Common – N/A	Common – N/A	Common – 24,308,212
09/01/15
through	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 791,014
09/30/15
Month #4	Common – N/A	Common – N/A	Common – N/A	Common – 24,308,212
10/01/15
through	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 791,014
10/31/15
Month #5	Common – N/A	Common – N/A	Common – N/A	Common – 24,308,212
11/01/15
through	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 791,014
11/30/15
Month #6	Common – N/A	Common – N/A	Common – N/A	Common – 24,308,212
12/01/15
through	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – 791,014
12/31/15
Total	Common – N/A	Common – N/A	Common – N/A	N/A
	Preferred Series B – N/A	Preferred Series B – N/A	Preferred Series B – N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.
Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

 (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/9/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/9/2016

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/9/2016

* Print the name and title of each signing officer under his or her signature.